QCR Holdings, Inc.

May 2016

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

FORWARD-LOOKING STATEMENTS - *Continued*

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

CORPORATE OVERVIEW

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

NASDAQ – QCRH

Russell 2000® Index Member as of June 30, 2015

$2.6 BILLION IN ASSETS

$1.9 BILLION IN LOANS

$2.0 BILLION IN DEPOSITS

13 FACILITIES

- A Quad City Bank & Trust (5)
- B Cedar Rapids Bank & Trust (2)
- C Rockford Bank & Trust (2)
- D m2 Lease Funds LLC (1)
- E Community Bank & Trust (3)

SHARES OUTSTANDING:
11.8 Million

OWNERSHIP:
Insiders & Benefit Plans 14.6%
Institutional & Mutual Funds 60.1%


Minneapolis
E
B
A
C
D
Chicago
Des Moines
Omaha
Kansas City
St. Louis
Cincinnati

Source: Company documents and SNL Financial. Financial data as 3/31/16. Ownership data as of 12/31/15.

MAY 2015 EQUITY OFFERING STRATEGIC HIGHLIGHTS

- **Bolstered capital ratios and brought TCE ratio more in-line with industry peers**
- **Funding restructure significantly improved net interest margin**
- **Significantly shortened the time period to achieve our targeted 1.0% ROAA**
- **Attracted additional institutional investors**
- **Improved liquidity in the stock and should enhance trading performance**
- **Better positioned us to continue to identify and cultivate accretive M&A opportunities**

MAY 2015 EQUITY OFFERING RESULTS

- Successfully priced an offering of 3,680,000 million QCRH common shares on May 7
- Stock closed on May 7 at $19.04 (pre-offering), the offering priced at $18.25 per share and the stock closed on May 8 at $20.08, an increase of approximately 5.5% over the close the prior day

Changes in Capital Position for 3.7 Million Share Offering

	3/31/15 Actual	6/30/15 Actual	12/31/15 Actual	3/31/16 Actual
Tangible Common Equity / Tangible Assets	5.88%	8.15%	8.55%	8.74%
Tier 1 Common Capital / Risk Weighted Assets	7.24%	9.97%	10.33%	10.46%
Tier 1 Risk Based Capital / Average Tangible Assets	9.00%	11.66%	11.88%	11.74%
Total Risk Based Capital / Risk Weighted Assets	10.30%	12.92%	13.11%	13.01%

INVESTMENT RATIONALE

- **$2.6B asset bank holding company with critical mass in attractive and target rich markets in Iowa and Illinois**
  - Top 2 bank with 12% market share in the Quad Cities, Iowa/Illinois and Top 4 in Cedar Rapids, Iowa with 10% share
  - Quad Cities is the International Headquarters for John Deere, major hub for Alcoa and houses Rock Island Arsenal, the largest government-owned weapons manufacturing arsenal in the U.S.
  - Cedar Rapids is the International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon N.V.
- **Differentiated business model with three charters allowing banks to customize solutions by market**
  - Lending teams and portfolios differentiated by market based upon areas of underwriting and credit expertise
  - Supported by a QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- **Additional products and services in correspondent banking, wealth management, and leasing**
  - Correspondent banking – veteran correspondent banking team with depth of product offerings
  - Wealth management division with $1.78B in trust accounts and $697MM in brokerage accounts
  - Commercial leasing business with $205.2MM of loans / leases and ROA of 1.31%(1)
- **Strong asset quality**
- **Significant opportunity for market share gains and consolidation**
- **Trading at a discount to peers on both a tangible book value and earnings basis with peers trading at approximately 1.6x TBV and 14.7x 2016E earnings(2)**

Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/15.
(1) 2016 m2 Q1 net income of $1.0MM as adjusted for 35% tax rate.
(2) Earnings estimates per FactSet consensus estimates and peer group based on Proxy filed 4/1/16 and excludes merger targets.

UNIQUE PRODUCTS AND SERVICES

Correspondent Banking

- Competitively positioned with veteran staff, software, systems and processes
- More than 173 relationships to date with an average weighted balance of $321 million in total non-interest bearing deposits at 3/31/16
- Approximately a $72 million portfolio of correspondent bank loans
- Provides strong source of non-interest bearing deposits, fee income and high-quality loan participations

Wealth Management

- $1.78B in Trust (and related) accounts and $697M in Brokerage (and related) accounts as of 3/31/16
- Full range of product offerings including Trust Services, Brokerage and RIA, Asset Management, Estate Planning and Financial Planning
- Added 96 new relationships in Q1 2016

SBA - USDA Lending

- One of the leading SBA loan originators in two of the Company's primary markets – ramping up in the third
- USDA loan origination focus is on the Business & Industry Program providing guarantees to loans originated to communities with populations < 50,000
  - Cedar Rapids Bank & Trust ranks 1st in the state of Iowa for dollar volume of USDA lending and 1st in the nation by dollar volume

m2 Lease Funds, LLC

- Quad City Bank & Trust acquired 80% ownership August of 2005 and in September 2012 acquired the remaining 20% ownership
- Income has grown at a 21% CAGR since 2006
- Historically strong asset quality
- Key niches with lease specialists located in IA, IL, WI, MN, SC, NC, GA, FL and PA:
  - Marine Equipment, Machinery/Machine Tools, Office Technology, Printing, Telecom, Bakery, Building & Construction Equipment, and Health Care.

QCR HOLDINGS, INC. - MARKET OVERVIEW

- Meaningful market share position in each MSA served, with room for continued growth
- Each MSA falls within the top 15 largest MSAs in IL and IA by total deposits
- The states in which QCRH operates are projected to have household income growth above the national average

Weighted Average Income Growth[1]



10.0%
7.5%
5.0%
8.8%
7.8%
QCRH Franchise
National Average

Deposit Market Share Overview ($M)



Market Rank
2
4
8
9
$8,000
$6,000
$4,000
$2,000
$0
$6,616
$930
$4,954
$530
$5,359
$260
$2,995
$120
Quad Cities, IA-IL
Cedar Rapids, IA
Rockford, IL
Waterloo Cedar Falls, IA
QCR Holdings Deposits
Competitors Deposits

Source: SNL Financial. Deposit data as of June 30, 2015. Dollars in millions.
(1) Weighted average by deposits. Growth rates are estimated for the period 2016 – 2021 in Iowa and Illinois.

"CAPITALIZING" ON OPPORTUNITIES IN OUR MARKET

- Leverage renewed capital strength and relationship driven approach to capture greater organic market and relationship share
- Selectively pursue accretive acquisition opportunities
- Operating markets are highly fragmented:
  - 920 community banks are headquartered in Illinois, Iowa and Wisconsin (60% are between $100 million and $1.0 billion in assets)
  - 339 community banks are headquartered in top selected MSAs(1) in Illinois, Iowa and Southern Wisconsin (65% are between $100 million and $1.0 billion in assets)
  - Heavy fragmentation provides a wealth of opportunities from which to selectively pursue targets
- Targets will meet rigorous evaluation standards:
  - Cultural and strategic fit
  - Enhances competitive position
  - Drives market share
  - Enhances shareholder value
- QCRH operating structure attractive to targets

Distribution of Institutions in Targeted Markets (1)



150
120
90
60
30
0
134
41
39
54
31
15
7
9
18
6
5
7
38
11
12
15
Southern WI
Iowa
Illinois
$100M - $300M
$300M - $500M
$500M - $700M
$700M - $1B

Source: SNL Financial.

(1) Target area includes top 25 MSAs listed in the Appendix to this presentation excluding Chicago, St. Louis and Omaha MSAs. Southern Wisconsin (defined as Milwaukee MSA and south). Excludes mutual institutions.

TOP 25 MSAS / IOWA AND ILLINOIS

MSA	Deposits ($M)	Number of Institutions	Number of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Naperville-Elgin, IL-IN-WI	$ 384,644	233	2,959	9,581,253	0.20%	$ 63,377	1.46%
Saint Louis, MO-IL	89,903	140	919	2,812,942	0.21	57,858	1.63
Omaha-Council Bluffs, NE-IA	29,201	77	325	918,168	0.91	59,427	1.57
Des Moines-West Des Moines, IA	16,001	56	225	627,569	1.24	64,280	1.55
Bloomington, IL	13,709	34	64	191,024	0.30	65,363	1.75
Davenport-Moline-Rock Island, IA-IL	7,545	43	148	383,699	0.21	53,801	1.50
Peoria, IL	6,992	41	158	379,345	0.01	55,446	1.14
Rockford, IL	5,619	28	97	339,609	(0.34)	50,826	1.61
Cedar Rapids, IA	5,484	43	107	265,782	0.54	59,612	1.09
Springfield, IL	5,296	29	92	211,582	0.09	58,420	1.71
Champaign-Urbana, IL	5,145	36	104	239,210	0.43	48,496	1.22
Sioux City, IA-NE-SD	4,117	38	92	168,830	0.22	52,295	1.87
Iowa City, IA	3,667	24	59	168,493	1.25	58,438	2.23
Ottawa-Peru, IL	3,518	36	84	149,350	(0.44)	52,864	2.34
Waterloo-Cedar Falls, IA	3,115	27	69	170,883	0.42	50,667	1.37
Dubuque, IA	2,707	9	39	97,249	0.63	55,757	2.12
Ames, IA	2,188	19	39	95,567	0.92	50,740	0.82
Carbondale-Marion, IL	2,029	23	67	126,449	-	41,999	1.68
Paducah, KY-IL	1,922	18	45	97,395	(0.07)	44,362	0.71
Decatur, IL	1,910	16	40	107,138	(0.44)	48,528	1.74
Kankakee, IL	1,906	19	41	110,346	(0.36)	52,017	1.84
Cape Girardeau, MO-IL	1,891	18	47	98,444	0.38	42,719	0.82
Quincy, IL-MO	1,827	22	45	77,010	(0.01)	44,579	0.77
Effingham, IL	1,637	13	21	34,342	0.08	58,439	2.29
Fort Madison-Keokuk, IA-IL-MO	1,547	20	45	60,388	(0.20)	46,547	1.35
High	**$ 384,644**	**233**	**2,959**	**9,581,253**	**1.25%**	**$ 65,363**	**2.34%**
Low	**$ 1,547**	**9**	**21**	**34,342**	**(0.44)**	**$ 41,999**	**0.71**
Medium	**$ 3,667**	**28**	**69**	**168,830**	**0.21**	**$ 52,864**	**1.57**

Source: SNL Financial. Deposit data as of June 30, 2015. CAGR for the period 2015-2020.

QCR HOLDINGS, INC.

a relationship driven organization®

Financial Highlights

TOTAL CONSOLIDATED ASSETS



CAGR From 1994-2015: 21.98%
$3,000
$2,000
$1,000
$0
Quad City Bank & Trust
Cedar Rapids Bank & Trust
Rockford Bank & Trust and m2
Community Bank & Trust
Dec 94
Dec 95
Dec 96
Dec 98
Dec 99
Dec 00
Dec 01
Dec 02
Dec 03
Dec 04
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Dec 14
Dec 15
Mar 16

Source: Company documents. Dollars in millions.

INCOME STATEMENT RESULTS & KEY EARNINGS METRICS

	Reported 12/31/11	Reported 12/31/12	Reported 12/31/13	Reported 12/31/14	Reported 12/31/15	Core 12/31/15	Reported 3/31/16
Net Income Available to Common	$4.4	$9.1	$11.8	$13.9	$16.9	$20.9	$6.4
NIM (%)	3.08%	3.14%	3.03%	3.15%	3.37%	3.37%	3.59%
ROAA (%)	0.51%	0.62%	0.64%	0.61%	0.66%	0.82%	0.98%
Efficiency Ratio (%)	72.06%	71.59%	71.98%	72.52%	72.76%	66.27%	61.83%
Diluted EPS	$0.92	$1.85	$2.08	$1.72	$1.61	$1.99	$0.53

($ millions except per share)

STRONG COMMERCIAL LOAN GROWTH

- C&I and Direct Financing Lease balances grew approximately 50% and 35%, respectively from 2013 to 2015
- 23% overall loan growth from 2013 to 2015 represented all organic growth
- Commercial lending[2] represents more than 86% of the portfolio
- 2013 loan growth supplemented by acquisition of Community National Bancorporation


Loan Growth Trend (1)
$2,000
$1,500
$1,000
$500
$0
$1,284
$77
$116
$104
$594
$394
$1,456
$76
$147
$129
$672
$432
$1,623
$73
$159
$166
$702
$524
$1,790
$74
$170
$174
$724
$648
$1,866
$72
$173
$173
$766
$682
2012
2013
2014
2015
2016 Q1
Commercial & Industrial
Commercial RE
Direct Fin. Leases
Residential RE
Consumer & Other

Source: Company documents. Dollars in millions.

(1) Loan composition excludes deferred loan/lease origination costs, net of fees.
(2) Includes Commercial & Industrial, Commercial RE and Direct Financing Leases.

m2 LEASE FUNDS LLC OVERVIEW

- National equipment leasing platform
- Focus includes commercial equipment/ building and construction machinery and assets, medical equipment, office equipment (computer hardware and software), and vehicles classified as heavy equipment
- High yield portfolio; average gross yield for Q1 2016 was approximately 8.2%
- Historically strong asset quality
- Target of 10% of consolidated assets (~7.8% as of 3/31/16)

Source: Company documents. Dollars in millions.

Lease Asset Generation



$250
$200
$150
$100
$50
$0
$108
$53
$134
$74
$177
$105
$201
$101
$205
$25
2012
2013
2014
2015
2016 Q1
Leases Outstanding
New Leases Originated

ASSET QUALITY OVERVIEW

Classified Loans ($M) & NPAs / Assets


$70
$60
$50
$40
$30
$20
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.06%
1.41%
1.28%
1.31%
0.74%
0.71%
$62.7
$48.2
$43.5
$35.7
$28.0
$38.3
2011
2012
2013
2014
2015
2016 Q1
Classified Loans ($M)
NPA's / Assets (%)

Nonperforming Assets Composition – 2016Q1


0.25%
6.19%
35.96%
$18.7M
57.60%
Other Real Estate Owned & Rep. Assets - 35.96%
Nonaccrual Loans/Leases - 57.60%
Troubled Debt Restructures - Accruing - 6.19%
Accruing Loans/Leases 90+ Days PD - 0.25%

- Management continues to focus on maintaining excellent asset quality and resolving problem assets
- Potential problem assets in the form of classified loans continued their steady decline in 2015; down more than 55% from 2011

Source: Company documents. Dollars in millions.

EVOLUTION OF FUNDING BASE

Average Funding Base - 2010


27.6%
33.4%
$1,684M
25.3%
13.7%
Borrowings 33.4%
Noninterest Bearing Deposits 13.7%
Interest Bearing Demand Deposits 25.3%
Time Deposits 27.6%

2010 Cost of Funds: 1.79%
2010 Cost of Deposits: 1.13%

Average Funding Base – 2016 Q1


17.1%
15.1%
$2,331M
28.1%
39.7%
Borrowings 15.1%
Noninterest Bearing Deposits 28.1%
Interest Bearing Demand Deposits 39.7%
Time Deposits 17.1%

2016 Q1 Cost of Funds: .50%
2016 Q1 Cost of Deposits: .26%

Source: Company documents. Dollars in millions.

ATTRACTIVE REVENUE MIX & GROWTH TREND

Continued Strong Top Line Revenue Growth Trends ($M)


CAGR From 2010 - 2015: 8.47%
$120
$80
$40
$0
$67.0
$17.1
$49.9
$73.0
$18.9
$54.1
$76.8
$19.2
$57.6
$90.9
$26.8
$64.1
$90.3
$21.2
$69.1
$100.8
$24.5
$76.3
2010
2011
2012
2013
2014
2015
Net Interest Income
Noninterest Income (1)

Strong fee income streams provide stability and complement to spread revenue

Key Differentiators:

- Wealth Management ($2.5B in AUM)
- Correspondent banking (173+ relationships)
- SBA / USDA guaranteed loan sales

Source: Company documents. Dollars in millions.

(1) Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO.

IMPROVING RETURNS FOR COMMON SHAREHOLDERS

Net Income to Common Shareholders ($M)

Approximately ~39.99% Net Income to Common CAGR From 2011 – 2015


$18.0
$12.0
$6.0
$0.0
$4.4
$9.1
$11.8
$13.9
$16.9
2011
2012
2013
2014
2015

Source: Company documents. Dollars in millions.

STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE

- Target loans and leases to total assets ratio in the range of 70-75% (71% as of 3/31/16)
- Continued reductions in wholesale funding to less than 15% of assets (30% as of 12/31/14), now 16.9% as of 3/31/16
- Increase gain on sale of USDA and SBA loans, and fee income on SWAPS, to a more significant and consistent component of core revenue
- Grow wealth management net income by 15% annually (7.01% CAGR from 2010-2015)
- Eliminate identified noninterest expenses and manage annual expense growth
- Return asset quality metrics to better than peer levels
- Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA, improve efficiency ratio, and increase EPS

CONCLUDING REMARKS

- Critical mass in attractive and target rich markets in Iowa and Illinois
- 3 charter model allows subsidiary banks to customize solutions by market
- Differentiated product offering includes correspondent banking, wealth management, leasing and SBA/USDA lending
- Strong asset quality
- Significant opportunity for market share gains and consolidation
- Attractively valued relative to peer institutions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix

HISTORY OF QCR HOLDINGS, INC.

1993	Founded by Mike Bauer and Doug Hultquist - $14 Million IPO
1994	Quad City Bank & Trust (De Novo) – Currently $1.36 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust (De Novo) – Currently $886 Million in Assets (includes Community Bank & Trust branches)
2005	Rockford Bank & Trust (De Novo) – Currently $367 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust (De Novo) – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $205 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)
2015	$65MM capital raise

Source: Company documents. Subsidiary assets as of 3/31/16.

EXECUTIVE MANAGEMENT TEAM

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
39 Years in Banking / Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and Chief Financial Officer
31 Years in Banking / Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
30 Years in Banking / Financial Services

PETER J. BENSON, JD
Executive Vice President, Chief Legal Officer
34 years in Corporate and Personal Legal Services

STACEY J. BENTLEY
President and Chief Executive Officer,
Community Bank & Trust
36 Years in Banking / Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
30 Years in Banking / Financial Services

CYNTHIA M. CARLSON
Executive Vice President, Wealth Builders Group
36 Years in Banking / Financial Services

RICHARD W. COUCH
President and Chief Operating Officer,
m2 Lease Funds, LLC
29 Years in Banking / Financial Services

JILL A. DEKEYSER
Senior Vice President, Director of Human Resources
13 Years in Banking / Financial Services
31 Years in Human Resources

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
42 Years in Banking / Financial Services

SHAWNA M. GRAHAM,
CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President, Director of Risk Management
28 Years in Banking / Financial Services

LARRY J. HELLING
President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief Lending Officer,
QCR Holdings, Inc.
37 Years in Banking / Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
40 Years in Banking / Financial Services

DANA L. NICHOLS
Executive Vice President, Chief Credit Officer,
34 Years in Banking / Financial Services

JOHN R. OAKES, CPA
1st Vice President, Treasurer
15 Years in Banking / Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations / Information Services
34 Years in Banking / Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
31 Years in Banking / Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy, Human Resources, Branding
9 Years in Banking / Financial Services
22 Years in Broadcast Media

MICHAEL J. WYFFELS
Senior Vice President,
Chief Information Officer
27 Years in Banking / Financial Services

THE STRATEGIC VALUE OF OUR SEPARATE CHARTERS

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality historically better than peers
- Historic deposit growth better than peers
- Historic loan growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.36 Billion (as of 3/31/16)

Population: 383,699

Market Deposits: $7.5 Billion

Ranked 2nd with 12.3% market share and over $930 Million in deposits in Davenport-Moline-Rock Island MSA

Finalist 2013 and 2014 – Quad Cities Best Place to Work
Finalist 2015 ABA Volunteer Finalist Award
Finalist 2015 Be Healthy QC Award

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
HNI Corporation / The Hon Company / Allsteel
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

Source: FDIC deposit market share data as provided by SNL Financial
Deposit data is as of 6/30/15 as adjusted for acquisitions to the extent discernable.

Highlights – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business – $300MM expansion completed January 2014 creating 150 new jobs
- International Headquarters for Deere & Company
- Genesis Systems Group, one of North America's largest robotic integrators, completed a $4.6MM expansion in 2014
- Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs
- Ranked 16th in the nation for high-tech job growth
- Ranked as a Top 50 Military Friendly Community
- Top 5 Defense Community
- Top 5 Advanced Manufacturing Community
- Ranked #1 Minor-League Sports Market in the Nation for 2015

What They're Saying About the Quad Cities

Quad City Chamber: June 2015

"The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers."

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $886 Million* (as of 3/31/16)

Population: 265,782

Market Deposits: $5.5 Billion

Top 4 bank with 9.66% market share and over $530 million in deposits in Cedar Rapids MSA

2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids

Top 3 - 2016 Corridor Business Journal Worksite Wellness Award

Major Employers

Rockwell Collins
Aegon USA
St. Luke's Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI
General Mills
Archer Daniels Midland

* Includes the assets of Community Bank & Trust

Source: FDIC deposit market share data as provided by SNL Financial
Deposit data is as of 6/30/15 as adjusted for acquisitions to the extent discernable

Highlights - Cedar Rapids

- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA
- Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel
- CRST International constructing 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, expected to be completed in 2016
- Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station
- Top 10 Best Affordable Places to Live (2016)
- Top 10 Best Places for Starting a Small Business (2015)
- Top 10 National Civic League's All American Cities (2014)
- The largest corn-processing city in the world
- The second largest producer of wind energy in the United States
- Top 10 Best Cities to Move to (MSN Real-estate, January 2014)
- Top 10 Most Livable Medium-Sized Cities (2015)

What They're Saying About Cedar Rapids

Cedar Rapids Metro Economic Alliance: June 2015

"Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident."

ROCKFORD BANK & TRUST

RB &T ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $367 Million (as of 3/31/16)

Population: 339,609

Market Deposits: $5.6 Billion

Ranked 8th with 4.6% market share and over $260 Million in deposits in Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health System
Hamilton Sundstrand
Wal-Mart Stores
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

Source: FDIC deposit market share data as provided by SNL Financial
Deposit data is as of 6/30/15 as adjusted for acquisitions to the extent discernable.

Highlights - Rockford

- MercyRockford Health System announced construction of $400MM 'destination' medical center (August 2015)
- AAR (largest aircraft maintenance company in North America, and third largest in the world) will open a new $41MM facility at Chicago Rockford Airport generating jobs for 500 people
- Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opening Jan. 2017
- Rock Valley College building $5.1MM aviation maintenance training center to better serve the region's aerospace industry and attract business and jobs to Rockford – opening Fall 2015
- OSF St. Anthony Medical Center planning $85MM expansion of Rockford campus
- Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs
- Downtown revitalization – 150 room, $54MM hotel and convention center developed by Gorman & Co.
- Riverfront sports complex, $18MM, 115,000 sq/ft to be one of the largest in the Midwest
- Considered Illinois' second largest city
- Named lead bank in approved loans to Veteran-owned businesses in Illinois
- Top 20 "Best Cities for Manufacturing Jobs"

What They're Saying About Rockford

Rockford Chamber of Commerce: June 2015

"Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O'Hare International Airport, one of three truly global airports in the U.S.".

COMMUNITY BANK & TRUST

Stacey J. Bentley, President & CEO

Deposits: $125 Million (as of 3/31/16)

Population: 170,883

Market Deposits: $3.1 Billion

Ranked 9th with 3.8% market share and over $120 Million in Waterloo-Cedar Falls MSA

Major Employers

John Deere
HyVee Foods Store
Wheaton Franciscan Healthcare
The VGM Group
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/15 as adjusted for acquisitions to the extent discernable.

Highlights – Waterloo/Cedar Falls

- John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space
- John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B
- ConAgra Foods announced a $50MM expansion of the plant located in the Waterloo Midport Industrial Park
- The city of Waterloo approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel
- VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs
- First Gigabit city in Iowa and one of eight in the U.S.
- Cost of living is 8% below the national average
- Waterloo-Cedar Falls is a Blue Zones Demonstration Community. Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite
- Waterloo named a 2015 All-Star Community by the Iowa League of Cities

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: June 2015

"The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it's demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region."

Group Operations

- **Accounting** – John Oakes and Beth Grabin
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management –** John McEvoy
- **Human Resources** – Jill DeKeyser and Shellee Showalter
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Investment Management** – Rand Westlund
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

NON-GAAP RECONCILIATIONS

Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share

($ in thousands, except per share data)	As of and for the Year ended December 31,						As of and for the quarter ended March 31,
	2010	2011	2012	2013	2014	2015	2016
Tangible Common Equity							
Total equity	$ 132,571	$ 144,433	$ 140,434	$ 147,577	$ 144,079	$ 225,886	$ 235,143
Less: Preferred Equity	62,214	63,386	53,163	29,824	-	-	-
Less: Noncontrolling interests	1,648	2,052	-	-	-	-	-
Less: Goodwill and intangible assets	3,280	3,262	3,252	5,107	4,894	4,694	4,645
Tangible common equity	$ 65,429	$ 75,733	$ 84,019	$ 112,646	$ 139,185	$ 221,192	$ 230,498
Tangible book value per share	$ 14.19	$ 15.92	$ 17.08	$ 14.29	$ 17.50	$ 18.81	$ 19.51
Tangible Assets							
Total assets	$ 1,836,635	$ 1,966,610	$ 2,093,730	$ 2,394,953	$ 2,524,958	$ 2,593,198	$ 2,640,673
Less: Goodwill and intangible assets	3,280	3,262	3,252	5,107	4,894	4,694	4,645
Tangible assets	$ 1,833,355	$ 1,963,348	$ 2,090,478	$ 2,389,846	$ 2,520,064	$ 2,588,504	$ 2,636,028
Tangible common equity to tangible assets	3.57 %	3.86 %	4.02 %	4.71 %	5.52 %	8.55 %	8.74 %

Source: Company documents. Dollars in thousands.

CAPITAL RATIOS & VALUATION

Financial Institutions with Assets Between $500M – $5.0B

			Pricing Metric as of 5/8/15		Summary Financial Performance	
			Median:		Median:	
# of Institutions	TCE Level	P/TBV	P/LTM EPS	LTM ROAA	LTM ROAE	LTM ROATCE
91	> 11%	104.7	14.0x	0.89%	7.1%	7.3%
58	10% -11%	122.7%	15.3x	0.93%	8.8%	9.6%
82	9%-10%	124.9%	13.8x	0.89%	8.4%	9.4%
74	8%-9%	123.9%	13.8x	0.86%	9.3%	10.3%
45	7%-8%	126.8%	12.8x	.83%	9.5%	11.2%
33	6%-7%	110.0%	11.7x	0.68%	8.2%	9.2%
17	<6%	109.8%	11.4x	0.51%	5.0%	11.2%
QCRH[1]	**5.88%**	**102.6%**	**10.2x**	**0.62%**	**10.7%**	**11.2%**
QCRH PF[2]	**7.98%**	**111.6%**				
QCRH 3/31/16	**8.74%**	**121.9%**				

Source: SNL Financial as of most recent period reported. Market data as of 5/8/15.
Note: Financials are as reported and not adjusted for pending acquisitions or capital raises, missing data is supplemented with most recent regulatory data available. Excludes MHCs and merger targets.

(1) Based on 5/1/15 close (pre-deal announcement).
(2) Based on 5/8/15 close, adjusted for the recent follow-on offering and assumes 3,200,000 base shares were issued at $18.25, gross spread of 5.0% and $250K of fixed expenses for net proceeds of $55.2M.

Deposit Market Share - Quad City Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Wells Fargo Bank	16	1,078.0	14.29 %
2. Quad City Bank & Trust	**5**	**929.8**	**12.32 %**
3. Blackhawk Bank & Trust	16	830.5	11.01 %
4. U.S. Bank	11	604.8	8.02 %
5. Triumph	10	534.7	7.09 %
6. First Midwest Bank	6	375.5	4.98 %
7. BankOrion	8	355.3	4.71 %
8. Central Bank	3	247.2	3.28 %
9. American Bank	6	240.1	3.18 %
10. Modern Woodmen Bank	1	223.1	2.96 %

* Millions of dollars, as of 6/30/15

Deposit Market Share - Cedar Rapids Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. U.S. Bank	10	887.5	16.18 %
2. Wells Fargo Bank	11	620.7	11.32 %
3. Farmers State Bank	8	568.4	10.36 %
4. Cedar Rapids Bank & Trust	**2**	**529.9**	**9.66 %**
5. Hills Bank & Trust	6	365.6	6.67 %
6. Bankers Trust Co.	3	318.6	5.81 %
7. Guaranty Bank & Trust	6	199.2	3.63 %
8. Farmers & Merchants Savings Bank	4	168.0	3.06 %
9. NXT Bank	3	146.9	2.68 %
10. Fairfax State Savings Bank	1	129.0	2.35 %

* Millions of dollars, as of 6/30/15

Deposit Market Share - Rockford Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Alpine Bank & Trust	17	1,069.7	19.04 %
2. Associated Bank	6	701.2	12.48 %
3. JP Morgan Chase	7	615.6	10.96 %
4. BMO Harris	11	584.9	10.41 %
5. Illinois Bank & Trust	4	366.8	6.53 %
6. PNC Bank	9	332.7	5.92 %
7. Blackhawk Bank	5	327.0	5.82 %
8. Rockford Bank & Trust	**2**	**260.4**	**4.63 %**
9. Northwest Bank of Rockford	5	215.0	3.83 %
10. U.S. Bank	7	209.0	3.72 %

* Millions of dollars, as of 6/30/15

Deposit Market Share - Community Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Farmers State Bank	9	487.0	15.63 %
2. U.S. Bank	6	338.9	10.88 %
3. Wells Fargo Bank	4	302.3	9.71 %
4. Lincoln Savings Bank	6	278.9	8.96 %
5. First National Bank	6	275.8	8.85 %
6. Regions Bank	5	171.0	5.49 %
7. GNB Bank	3	146.5	4.70 %
8. State Bank	4	133.5	4.29 %
9. Community Bank & Trust	**3**	**119.7**	**3.84 %**
10. Denver Savings Bank	2	117.7	3.78 %

* Millions of dollars, as of 6/30/15

QCR Holdings, Inc.
a relationship driven organization®

3551 7th Street
Moline, Illinois 61265

www.qcrh.com